UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

525 Washington Blvd.

Jersey City, New Jersey 07310

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $11.50 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On August 1, 2024 (the “Effective Date”), Nukkleus Inc. (the “Company”) issued a Senior Unsecured Promissory Note (the “Note”) in the principal amount of $515,500 to East Asia Technology Investments Limited (the “Lender”) in consideration of cash proceeds in the amount of $412,075. The Note bears interest of 12.0% per annum and is due and payable six months after issuance. As an additional inducement to provide the loan as outlined under the Note, the Company issued the Lender a Stock Purchase Warrant (“Warrant”) to acquire 1,400,000 shares of common stock at a per share price of $0.25 for a term of five years that may be exercised on a cash or cashless basis. The Lender shall have the right to convert the principal and interest payable under the Note into shares of common stock of the Company at a per share conversion price of $0.25.

The foregoing descriptions of the Note and the Warrant are not complete and are qualified in their entirety by reference to the full text of the Note and the Warrant, copies of which are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuance of the Note and Warrant, and the shares of common stock issuable upon conversion of the Note and upon exercise of the Warrant, respectively, are exempt from the registration requirements under Rule 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 as promulgated under Regulation D.  The Lender is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
4.1	Senior Unsecured Promissory Note dated August 1, 2024 issued to East Asia Technology Investments Limited
4.2	Common Stock Purchase Warrant issued to East Asia Technology Investments Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: August 5, 2024	By:	/s/ Jamal Khurshid
	Name:	Jamal Khurshid
	Title:	Chief Executive Officer

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